Innovation Driven Outcomes Focused November 2020

Presentation disclaimer The Company may not actually achieve the plans, intentions or expectations disclosed in its This presentation contains forward-looking statements. In some cases, you can forward-looking statements, and you should not place undue reliance on the Company’s identify forward-looking statements by the words “will,” “expect,” “intend,” forward-looking statements. Actual results or events could differ materially from the plans, “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” intentions and expectations disclosed in the forward-looking statements the Company or the negative of these terms, or other comparable terminology intended to makes. The forward-looking statements in this presentation represent the Company’s views identify statements about the future. These statements are based on as of the date of this presentation. The Company anticipates that subsequent events and management’s current beliefs and expectations. These statements include but developments will cause its views to change. However, while the Company may elect to are not limited to statements regarding Inhibrx, Inc.’s (the “Company”) business update these forward-looking statements at some point in the future, the Company has no strategy, the Company’s plans to develop and commercialize its product current intention of doing so except to the extent required by applicable law. You should, candidates, the safety and efficacy of the Company’s product candidates, the therefore, not rely on these forward-looking statements as representing the Company’s Company’s plans and expected timing with respect to clinical trials and views as of any date subsequent to the date of this presentation. regulatory filings and approvals, and the size and growth potential of the markets for the Company’s product candidates. These statements involve substantial The investigational product candidates discussed in this presentation have not been known and unknown risks, uncertainties and other factors that may cause the approved or licensed by the U.S. Food and Drug Administration or by any other regulatory Company’s actual results, levels of activity, performance or achievements to be authority, and they are not commercially available in any market. This presentation also materially different from the information expressed or implied by these forward- contains estimates and other statistical data made by independent parties and by the looking statements. Additional information regarding the Company’s risks and Company relating to market size and growth and other data about its industry. This data uncertainties are described in its Registration Statement on Form S-1 filed with involves a number of assumptions and limitations, and you are cautioned not to give undue the Securities and Exchange Commission (“SEC”) on August 12, 2020 in the weight to such estimates. In addition, projections, assumptions, and estimates of the section titled “Risk Factors,” and in other filings the Company may make with the Company’s future performance and the future performance of the markets in which it SEC from time to time. operates are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. 2

Key investment highlights Validation from industry Four clinical programs Proprietary single leading partners with upcoming readouts domain antibody (sdAb) platform Potential rapid path Experienced leadership to first approval and team aligned with financial sustainability investors 3

Four differentiated clinical programs addressing large market opportunities



INBRX-109

Tetravalent DR5 agonist

- Single agent activity in difficult to treat tumors
- Potential rapid path to approval in chondrosarcoma, registration study starting in mid 2021
- First combination cohorts initiated



INBRX-106

Hexavalent OX40 agonist

- Potential across numerous tumors, including cold tumors
- Strong mechanistic rational for PD-1 combination
- Multiple data readouts over the next 18 months



INBRX-105

PD-L1x4-1BB tetravalent conditional agonist

- Potential across all PD-L1 expressing tumors
- 41BB agonism is clinically validated
- Multiple data readouts over the next 18 months



INBRX-101

AAT-Fc fusion protein

- Potential for first meaningful advance for patients in 35 years
- Estimated ~$2B+ market size
- Early PK data in AAT patients
- Registration study could start in 2022

4

INHIBRX

Inhibrx’s modular sdAb platform Versatile and innovative formats enable validated Inhibrx multivalent formats complex target biology to be exploited Precision engineering 75 kDa 90 kDa 105 kDa 120 kDa 135 kDa – Multivalent – precise valency selection engineered to specific target biology – Multispecific – engineered for optimal synergistic or co-dependent functionalities Inhibrx multispeciﬁc formats – Smaller than conventional antibodies Readily manufactured at high yields using standard processes 75 kDa 90 kDa 105 kDa 120 kDa 135 kDa 5

INBRX-109 Tetravalent DR5 Agonist

Death receptor 5 target overview Death receptor 5 (DR5) is a receptor y for the tumor necrosis factor-related c apoptosis-inducing ligand (TRAIL) 2 4 >4 len a V DR5 activation naturally eliminates damaged and neoplastic cells cancer cancer cancer Higher order clustering of DR5 is required to drive signaling Apoptosis Potential to treat cancers that are healthy healthy healthy unresponsive to immunotherapy DR5 requires the right valency to trigger apoptosis of cancer cells and spare healthy cells 7

Valency drives DR5-mediated apoptosis Impact of valency on DR5 induced tumor cell death Antibody TRAIL INBRX-109 Tetravalent 100 Anti-DR5 mAb 75 (Bivalent) DR5 DR5 DR5 TRAIL 50 Viability (Trivalent) % 25 INBRX-109 (Tetravalent) 0 cancer cancer cancer 10-5 10-4 10-3 10-2 10-1 1 10 Concentration (nM) INBRX-109 is 100x more potent in preclinical healthy healthy healthy assays compared to ﬁrst generation bivalent Weak Moderate Strong and trivalent agonists Apoptosis 8

INBRX-109 engineered to avoid hepatotoxicity

INBRX-109

Human hepatocyte toxicity assay



TAS266
TAS266
+
PE-ADAs
INBRX-109
INBRX-109
+
PE-ADAs
Hex-1F5
4
8
4
4
6
Functional valency
125
100
75
50
25
0
% Viability

Therapeutic format selection designed to balance efficacy and safety

- Hepatocytes may be subject to on-target toxicity for DR5 pathway agonism Previous tetravalent DR5 agonist failed in the clinic due to hepatotoxicity – likely due to hyper-clustering by anti-drug antibodies
- In vitro hepatic cell (HepaRG) death assay recapitulates toxicity of TAS266 + pre-existing anti-drug antibodies (PE-ADAs) in pooled human immunoglobulins
- Proper valency is key: Hexavalent (Hex-1F5) is also hepatotoxic

Tetrameric INBRx-109 did not induce hepatic cell apoptosis; lacks sites for PE-ADAs mediated crosslinking

9

Ph1 INBRX-109 trial design and status First in human Phase 1 trial started Nov. 2018 PART 1: PART 2: Dose expansion PART 3: Dose escalation cohorts Combination studies completed ongoing initiated 0.3 to 30 mg/kg Aug. 2019 Initial expansion cohort indications were selected based on in vitro and nd in vivo sensitivities to the DR5 pathway 20 Pancreatic adenocarcinoma 2 N=20 and clinical data from prior DR5 agonists line with FOLFIRI 20 Mesothelioma with 20 Chondrosarcoma Cis-/Carboplatin & Pemetrexed Result: MTD not reached 10 Synovial sarcoma 20 Malignant pleural mesothelioma 20 Colorectal adenocarcinoma 10 Gastric adenocarcinoma Investigation of a predictive biomarker of pathway sensitivity is ongoing 10

Fast to market opportunity Chondrosarcoma Incidence rate PFS from failed study of ~1 in 200,000 persons per year Therapeutic IPI-926 (HH) Control arm Placebo Subject number 100 (2:1) ~1,400 Efficacy data PFS 3.7 mo vs 2.9 mo Placebo cases per year Comment Negative study No approved therapeutic for the treatment of chondrosarcoma USA Worldwide 11 *The figures on this slide represent market research estimates.

INBRX-109 data and registration-enabling study design in chondrosarcoma INBRX-109 in chondrosarcoma: Potential registration-enabling study design: Randomized, double-blind, placebo-controlled, Phase 2 study of INBRX-109 as any-line therapy in unresectable or metastatic conventional chondrosarcoma Randomization Conventional (primary) chondrosarcoma, grade 2 and 3, unresectable or metastatic, any line of therapy Stratification by line of therapy & Grade INBRX-109 Placebo Until PD or toxicity with cross-over Including interim Cut point 17-Oct-2020, study ongoing analysis Disclaimer: Per investigator assessments, not confirmed by central radiology review, and data subject to change ► Ongoing PR=Partial Response, SD=Stable Disease, PD=Progressive Disease Endpoints *Off-study per subject request Primary: PFS Secondary: OS, RR/DCR, DOR, QoL 12

INBRX-109 potential in multiple indications FUTURE POTENTIAL OPPORTUNITIES Solid tumors STUDIES INITIATED + IAP antagonists IN Q3 OF 2020 Hematologic tumors INITIAL INDICATIONS Pancreatic – 2nd line + Bcl-2 inhibitors FOLFIRI Chondrosarcoma NSCLC Registration-enabling study Mesothelioma + various combo agents in planning stage as single agent Cis-/Carboplatin & Pemetrexed Gastric and colon cancer Mesothelioma Synovial sarcoma + various combo agents Chemotherapy combination or Additional sarcoma single agent indications 13

INBRX-106 Hexavalent OX40 Agonist

INBRX-106 hexavalent OX40 agonist OX40 is a co-stimulatory receptor on activated T-cells OX40: sdAb OX40: sdAb Hexavalent engagement of OX40: • Provides co-stimulation to activated T-cells OX40: sdAb OX40: sdAb • Reverses regulatory T-cell induced immune suppression OX40: sdAb OX40: sdAb • Enhances T-cell functionality; additional benefit in combination with PD-1 blockade Signs of activity at low doses observed in Phase 1 in Fc multiple patients, including cold tumors and prior PD-1 failures 129kDa 15

Hexavalent OX40 agonism potently induces anti-tumor immune activation Redmond lab Earle A. Chiles Research Institute Providence Cancer Institute Hexavalent OX40 agonism impacts multiple cell populations to tip the balance toward tumor eradication 16

INBRX-106 is a best-in-class OX40 agonist Valency Isotype Ligand blocking Candidates Status MOXR-0916 Discontinued GSK-3174998 Ph 1 (MM, 2019) BMS-986178 Ph 1 (2016) Bi- IgG1 Y INCAGN-1949 Ph 1 (2016) ABBV-368 Ph 1 (HNSCC, 2020) IBI-101 Ph 1 (2018) MEDI-0562 Discontinued Bi- IgG2 Y PF-04518600 Discontinued Bi- IgG1 N BGB-A445 Ph 1 (2020) Hex- IgG1 N INBRX-106 Ph 1 (2019) INBRX-106 incorporates all known attributes for optimal OX40 agonism - Increased valency and effector enabled Fc domain have both been empirically shown to promote activity - Lack of ligand blocking activity may provide APC activation and natural cellular crosstalk 17

INBRX-106

Phase 1 INBRX-106 trial design and status

Initial data from first eight patients with restaging scans

First in human Phase 1 trial started December 2019

PARTS 1 & 3:
Dose escalation
0.0003 to planned 3 mg/kg

2 dose escalation cohorts: single agent and in combination with Keytruda
Current dose level: 0.3 mg/kg in single agent escalation cohort
Signs of activity in multiple patients at low doses; including prior PD-1 failures on-going

Dose Level mg/kg	Demographics	Tumor Type	Prior Therapy, Best Response and Duration	INBRX-106 Best Response	INBRX-106 Duration
0.0003, 0.001, 0.003	**59 MW**	**GIST/small intestine**	**Imatinib PR, Sunitinib UK, Regorafenib UK, Nilotinib UK, Imatinib UK, Pazopanib UK, APG-115 (MDM2) SD 3mo, CX-2029 (CD71 ADC) PD 2mo**	**SD (+2%)**	**7 mo, ongoing**
0.001, 0.003, 0.01	**85 FW**	**Melanoma**	**Pembrolizumab SD 3-5y**	**SD (-21%)**	**6.2 mo, ongoing**
0.003, 0.01	69 MW	Bladder TCC	Cis/Gem PD 4mo, Nivolumab PD 5mo	PD	6 weeks
0.01, 0.03, 0.1	**56 F Other**	**NSCLC AD**	**Carbo/Pem/Pembrolizumab PD 2mo**	**SD (Non-measurable)**	**4.1 mo, ongoing**
0.03, 0.1	54 MW	Esophageal AD	FOLFOX UK 4mo	PD	6 weeks
0.1	55 MW	Esophageal AD	Carbo/Taxol NE, Pembrolizumab PD 3mo, FOLFOX PR 4mo, Taxol/Ramucirumab PD 1mo	**SD (+12%)**	**2.7 mo,** ongoing
0.1	**78 MW**	**Prostate AD**	**Docetaxel UK 4mo, ADT, Enzalutamide UK, Abiraterone UK, Cabazitaxel UK 2mo, SMO08502 (CLK2/3 SMI) SD 9mo**	**SD (-12%), PSA (-51%)**	**2 mo, ongoing**
0.1	58 FW	RCC, sarc.	Gemcitabine, Sunitinib, Nivolumab SD 12mo, Cabozatinib UK 3mo, BMS-986258 & Nivolumab SD 2mo	PD	5 weeks

PARTS 2 & 4:
Expansion cohorts

planned

INBRX-106

Single agent:
PD-L1+ Basket

INBRX-106
+ Keytruda
(post PD-1/ PD-L1 CPI)

Combo:
PD-L1+ NSCLC
and
PD-L1+ Basket

18

Data cut point- July 22, 2020

INHIBRX

INBRX-105 PD-L1 x 4-1BB Multispecific

INBRX-105 tumor-targeted 4-1BB agonist 41BB agonism boosts anti-tumor T-cell activity PD-L1: sdAb INBRX-105, a PD-L1 dependent 4-1BB agonist: • Provides potent PD-1/PD-L1 blockade • 4-1BB agonism only at sites of PD-L1 expression, 4-1BB: sdAb provides local co-stimulation to TILs • Engineered to avoid hepatoxicity liability of systemic 41BB agonism Fc Effector Dual-mechanism may achieve more potent and Disabled durable responses than current checkpoint therapies across all tumors expressing PDL-1 20

INBRX-105 reversed suppression by PD-L1

INBRX-105 potently reversed PD-L1/PD-1 suppression with activity equivalent to Tecentriq® in preclinical assay

Cell based PD-1/PD-L1 blockade assay: artificial antigen presenting cells expressing PD-L1 and TCR-agonist co-cultured with TCR+ reporter cells

MCLA-145 analog* displayed ~20 fold reduction in potency

Data indicated potential advantage of bivalent PD-L1 binding and blockade

PD-1/PD-L1 Blockade Reporter Assay


PDL-L1 Blockade (RLU)
150,000
100,000
50,000
10^{-4}
10^{-3}
10^{-2}
10^{-1}
1
10^{1}
10^{2}
Antibody [nM]
Tecentriq
INBRX-105
MCLA-145 Analog


INBRX-105
Anti-PD-L1
Anti-PD-L1
Tecentriq
PD-L1 mAb
Anti-PD-L1
Anti-4-1BB
PD-L1 sdAb
PD-L1 sdAb
4-1BB
sdAb
4-1BB
sdAb
Analog: Merus MCLA-145
PD-L1 × 41BB
INBRX-105 PD-L1 × 41BB

*synthesized from sequences disclosed in WO 2018/056821

21

INHIBRX

Phase 1 INBRX-105 trial design and status First in human Phase 1 trial started Feb. 2019 PART 1: PART 2: Dose escalation Dose expansion cohorts on-going planned 0.001 to 20 mg/kg U.S.: 60 Patient expansion cohort, indications selected based on known sensitivity to checkpoint blockade Locally advanced or metastatic solid tumors, N=20 refractory or relapsed to anti-PD-1 or anti-PD-L1 NSCLC N=20 Melanoma Current dose level 3.0 mg/kg N=20 PDL1+ Basket 22

INBRX-101 Recombinant Alpha-1 Antitrypsin Fc-fusion Protein

AATD and current therapy shortcomings What is AATD? AATD standard of care AATD is an orphan respiratory Current therapy is sub-optimal inherited disease Plasma derived AAT with weekly infusions is Increases risk of developing pulmonary not able to maintain normal serum AAT levels disease, resulting in progressive loss of lung Weekly dosing is inconvenient, longer AAT function and decreased life expectancy half-life needed Opportunity: Small percentage of patients also develop Market size is >$1.1B annually and growing The global AATD liver disease augmentation therapy market size was valued at AAT Serum levels in patients receiving weekly pdAAT $1.1B annually in 2018 and M) 60 μ projected to reach $1.9B by 40 Normal AAT serum the end of 2026 range (20 - 50 μM) 20 Below normal AAT serum range (<20 μM) 0 Mean Serum AAT level ( level AAT Serum Mean 0 7 14 21 28 Day Dosing 24

INBRX-101 optimizing AAT augmentation therapy Elimination of oxidation-prone residues INBRX-101 is a precisely engineered recombinant human AAT-Fc fusion protein AAT • Potential to extend the dosing range, from weekly to every three weeks, while maintaining patients in the normal range of AAT exposure • Overcame challenges of maintaining function of recombinant AAT while manufacturing at commercial scale Fc • Engineered to maximize the functional activity of AAT, particularly in the lung Half life extension mutations 25

INBRX-101: first human pharmacokinetic data PK profile of first 5 patients: 10 mg/kg INBRX-101 10 Preliminary human PK data for first five subjects dosed with 10 mg/kg single IV dose of INBRX-101 1 • Consistent with preclinical estimates Estimated human half-life is approximately 13 days • level (μM) AAT Serum 0,1 *Data from these subjects needs to be confirmed with additional subjects and higher doses 0 7 14 21 28 *Half-life estimate based on N = 3 subjects with sufficient PK sampling Time (Days) Predicted mean serum AAT levels: 120 mg/kg of INBRX-101 every 3 weeks 100 Functional AAT levels achieved with INBRX-101 Normal AAT serum (120 mg/kg IV q21d) are predicted to have range (20–50 μM) improved exposure vs. published data for 10 pdAAT (60 mg/kg IV q7d) • Modeling predicts a dose of 120 mg/kg q21d should meet the goal of maintaining normal range (> 20 μM) levelMean (μM) AAT serum 1 0 21 42 63 84 105 Time (Days) Predicted INBRX-101 AAT Published once weekly pdAAT concentrations mean AAT concentrations 26 Phase 1 clinical data expected in H2 2021

Near term expected clinical milestones INBRX-101 (AAT) Phase 1 data INBRX-105 (PDL-1x41BB) expansion cohort data INBRX-109 (DR5) initial combination study data INBRX-106 (OX40) / Keytruda dose escalation cohort data INBRX-109 (DR5) registration-enabling trial initiation- chondrosarcoma INBRX-105 (PDL-1x41BB) dose escalation data INBRX-106 (OX40) monotherapy dose escalation cohort data INBRX-109 (DR5) Chondrosarcoma updated data at CTOS H2 2021 H1 2021 H2 2020 27

11025 N. Torrey Pines Rd, Ste 140 La Jolla, CA 92037 www.inhibrx.com

Supplementary Slides

INBRX-109 data in malignant pleural mesothelioma Cut point 17-Oct-2020, study ongoing Disclaimer: Per investigator assessments, not confirmed by central radiology review, and data subject to change PR=Partial Response, SD=Stable Disease, PD=Progressive Disease, NE=Not Evaluable ► Ongoing 30 *Off-study per subject request

INBRX-109 - favorable Adverse Event (AE) profile AE Term AE related to INBRX-109 (very likely, probable, possible) Grade per CTCAEv5.0 Gr1&2 (N) Gr1&2 (%) Gr=/>3 (N) Gr=/>3 (%) All Grade (N) All Grade (%) Fatigue 14 18 0 0 14 18 AST increased 7 9 3 4 10 13 ALT increased 7 9 3 4 10 13 Nausea 6 8 1 1 7 9 Pyrexia 5 7 0 0 5 7 Diarrhea 4 5 0 0 4 5 One death possibly attributed to study drug, acute hepatic failure in patient with mesothelioma (N=1/76,1.3%) Data cut point 2-Aug-2020 Disclaimers: • Total subjects 76, study ongoing • AE ≥ 4 • Relationship to INBRX-109 per Investigator assessments 31 • Preliminary data (Raw, unvalidated, not QC) • Excluded data: Uncoded AE; missing AE terms; missing causality; missing severity